1 1 Sunseeker Resorts by Allegiant

2 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward-looking statements, which may be based on assumptions and anticipated events that do not materialize.

3 3 Introduction  Why a resort?  Why Port Charlotte?  The resort plan  Future opportunities

4 4 Why a Resort?  Create and establish leisure brand  Part of the customer experience not the transaction  Integrate more of the travel experience  Build more touch points for interaction with customer  Participate in beyond airline revenue

5 5 Charlotte County Stats  Charlotte County • 3rd fastest growth rate in the state(1) • 8th fastest growth nationwide(1)  Port Charlotte - 3rd best vacation home market(2)  Constructed large parcel  Ability to build resort community Population Growth % 2017-2022 Allegiant Airport (14.2) to (1.2) (1.2) to 0.6 0.6 to 3.0 3.0 to 6.0 6.0 to 20.0 Y N (1) – YOY 2016 - based On Southwest Florida Census: (published 3/17) (2) – http://realtormag.realtor.org/daily-news/2017/07/11/2017

6 6 Allegiant PGD Destination Customer  19% YOY itinerary increase - 560K pax  Avg. itineraries/year per passenger up 5.1% since 2014  4.6% of customers flown to PGD 8+ times  6th longest avg. stay Allegiant destinations  Data represents TTM through Jul-17

7 7 Geocode Data  Map reflective of location of passenger at flight check-in(1)  Customers traveling from Sarasota to Naples  Data - August 2017 PGD (1) - Data based on users of the Allegiant App for check-in

8 8 Charlotte and Lee County (Ft Myers) Rooms vs Traffic - 5% 10% 15% 20% 25% 30% 35% 40% 2010 2011 2012 2013 2014 2015 2016 2017 % o f Ch a n g e S in c e 2 0 0 9 Charlotte and Lee County Hotel Rooms Seats to RSW (Ft Myers) + PGD

9 9 Sunseeker Resorts Property Map  Site on US-41 Tamiami • Daily traffic approx. 30,000(1) • Future traffic expected to reach 41,000+ by 2035(1)  Site to include (current plan): • Hotel Tower – 75 rooms - provisions for future expansion • 7-8 Condo Towers – 700+ units • Marina • 10+ Restaurant/Bar Concepts/Retail • Largest resort pool in N. America; 10th largest world(2)  Newest/largest condo resort on FL coast (1) - FDOT 2016 (2) - https://en.wikipedia.org/wiki/List_of_largest_swimming_pools

10 10 Port Charlotte Project Plan  Construct approximately 22 acre master planned resort • Phased build - 7-8 condo towers/pool – HOA owners • Sunseeker/Allegiant property  75 room hotel Convention/meeting area  10+ retail/eating sites Shopping/Doctor support • Sunseeker will manage construction and resort after completion  Condos – no construction before sale – projected 30% down payment on sale  Long term – resort will provide recurring revenue model • Possible over 1000 hotel rooms available in hotel pool, including participating condos • Revenues from restaurants, retail, marina rentals, parking, rent from vendors  No reinvestment in condos – HOA fees expected to cover future internal/external maintenance  No operating expenses on common areas (pool, etc.) – HOA Fees

11 11 Resort Operation Plan  Allegiant will own and operate the following: • Hotel • All restaurants and bars • Retail, grocery, and other commercial spaces leased to third party operators  Resident/HOA will own: • Condo units • Pool and related grounds  Property – master planned: • Include tower HOAs with master association • Sunseeker will manage all rooms contributed to rental pool • No third party rental channels will be permitted (Airbnb, VRBO, etc.)  Condos sold fully furnished - ensure consistency - provide feel of hotel room

12 12 Current Status - Plan  Assembled Land – own 22+/- acres – water front property  Land zoned for commercial/residential use – up to 9 stories  City/County supportive  Utilizing John R’s contacts/experience • Started design - See pictures – Steelman Partners – world class • Begun adding staff – brand manager – very experienced • Construction – Project manager on board  Finish negotiations with County/City on final details  Start sales process – next 90 days  Start construction first half of 2018

13 13

14 14 State of Market - Sales  Condo Market – west coast of Florida • 1,000+ active listings Sarasota to Naples - $600K-$6M(1) • 89% built before 2011 • 62% on the market for 6 months or more • 1,000+ sold in past year - $600K-$6M(1)  Have solicited interest in condo units – used Allegiant Air database • 4,000+ expressions of interest (as of 8/17/17)  100+ - pay over $1M  400+ - pay $750K to $1M  Remainder – up to $750K • Convert the expressions of interest to:  Registrations of interest  Sale - non-refundable 30% deposit sought by year end  Using Allegiant Air database – save up to 20% distribution costs  Strategic goal – continue to build customer data base! (1) - real estate data source: Zillow.com

15 15

16 16 Resort Project Timeline  Approval process (1Q-2Q18)  Ground breaking (2Q-3Q18)  Move-in ready date (4Q19-1Q20)  Hotel opening (4Q19-1Q20)

17 17 Brand Strategy  Allegiant has the rights to the following Sunseeker brands: • Resorts • Hotels • Residences • Management  Plan to trademark food and beverage concepts  Resort adds additional brands to Allegiant portfolio  Opportunities for future franchising/licensing with both Sunseeker and food and beverage brands

18 18 Sunseeker Synergies  Allegiant Mastercard/Loyalty Program • Exposure • Sign-ups • Redemption on all elements of project  Selling hotel rooms • Use Allegiant Air data base – 7M+ • 120 US Cities – strong presence in Florida origination cities – e.g. upper Midwest • Enhanced package with Air/car/events  Airline synergies • Sunseeker - capacity to host large groups - sell to group/charter flights • Potential load factor impact - Sunseeker - more customers to Charlotte County • Potential new air package products leveraging frequency data - Florida pass  Future areas – airline hotel sales have not kept up with passenger growth

19 19 Management Contracts  Successful implementation will allow for hotel management contracts  There are 500+ managed hotels in Florida outside of Orlando  Target $150K-$1M per year management contracts – 20-200 room hotels  Need to be in Allegiant Air’s eco-sphere – no sales of independent hotel rooms  Targeting 50-75 hotel management contracts in coming years  Focus on Florida before looking beyond

20 20 Benefits of Allegiant as a Management Company  Airline  Closed distribution  Branded credit card acceptance/point redemption  Software solutions  Brand exposure in source markets and inflight  Branded restaurants • Registered/trademarked brands • Provide brand, concept, design/build oversight, menus, etc.

21 21

22 22 Appendix

23 23 Resort Revenue Sources  Sale of condo units  Hotel rooms  Management fee from renting out owners’ condos as whole units or subdivided suites and rooms  Restaurant/bar revenue  Banquet revenue  Commercial space rental • Grocery, hair salons, medical, etc.  Marina slip rentals  Bikes, paddle boards, wave runners, boat/fishing excursions, etc.  Car rentals  Rent/sell parking spots to condo owners  HOA dues

24 24 Focus on airline operations  Current management will maintain airline focus  Allegiant brand critical to success of Sunseeker Resort  Will add world class hotel management team  Improve airline performance - focus of Exec Mgmt and teams  Substantial operational performance improvement - July and August  Completion 99.6% first 26 days of Aug - A14 8pts better than 2016

25 25 Drastic reduction in June / July / August Cancellations Category Aug 2017 Aug 2016 % Change July 2017 July 2016 % Change June 2017 June 2016 % Change Scheduled Departures 6,146 5,917 4% 9,157 8,664 6% 9,128 8,181 12% Actual Departures 6,121 5,769 6% 8,989 8,328 8% 8,865 7,905 12% Cancellations 25 148 (83%) 168 336 (50%) 265 276 (3%) August is through the 26th of 2017 and 27th of 2016